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                                                                    Exhibit 99.1

          Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 9067 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Summit Bancshares, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shirley
W. Nelson, CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. To the best of my knowledge, the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. To the best of my knowledge, the information contained in the report fairly presents, in all material respects, the financial condition and operating results of the Company.

                                               /s/ Shirley W. Nelson
                                               ---------------------
                                               Shirley W. Nelson
                                               Chief Executive Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.